=============
                        U.S. GLOBAL LEADERS GROWTH FUND
                                  -------------

                                                                  August 1, 1997

Dear Fellow Long-Term Investor:

It is gratifying to report the following investment performance results for U.S. Global Leaders Growth Fund with relevant comparisons:

                            Six Months         Year       Since Inception
                              Ending          Ending       (Annualized)
                              6/30/97         6/30/97    9/29/95 - 6/30/97
                              -------         -------    -----------------
U.S. Global Leaders
   Growth Fund                 25.3%           36.3%           33.0%
S&P 500 Index                  20.5%           34.7            29.5%
Lipper Growth Index            15.4%           25.6            20.6%
Lipper International Index     14.0%           20.0            17.6%

We do not share the widespread concern about the level of the U. S. stock market -- although the state of caution it reflects is no doubt welcome. Stock indices in most leading financial centers are also posting new all-time highs, and the valuations of many foreign stock markets actually exceed that of the S&P 500 Index. After all, why shouldn't U. S. equities be attaining new peaks? As we said in our latest quarterly letter to our separately-managed accounts:

"The nation is enjoying peace and prosperity on a scale not seen since prior to the First World War. Jobs are plentiful, unemployment is low, inflation is moderate, profits are expanding and the U. S. is the preeminent power in the growing world economy. We hate to sound so cheerful when the stock market is at an all-time high, but these are the facts."

Looking ahead, we do expect some slowdown in the rate of U. S. economic growth. Accordingly, we anticipate an increasing divergence in the earnings results between companies that need a strong domestic business cycle to sustain demand and pricing flexibility and our non-cyclical multinational providers of consumable goods and services that are likely to sustain their superior rates of earnings gains. If true, a two-tier stock market should re-emerge. This would come about if the stock prices of cyclical companies are accorded more traditional risk discounts and sustainable growth companies regain to some degree their historical price premiums.

In any event, we estimate that the portfolio companies' collective earnings gain this year will exceed last year's. In contrast, most analysts expect earnings gains for the S&P 500 Index companies to slow significantly from their very good net gains of the last four years.

                                  =============
                        U.S. GLOBAL LEADERS GROWTH FUND
                                  -------------

Also, I am pleased to report that the Fund's NAV now appears daily in The Wall Street Journal ("USGlbLdrs") and that shares are now available through the no-transaction-fee networks of Charles Schwab's Mutual Fund Marketplace and OneSource, Fidelity Funds- Network, Pershing FundVest, and Jack White's No Fee Network.

It is said that successful investing, like success itself, is a journey, not a destination. We are gratified that you have chosen to invest with U. S. Global Leaders Growth Fund. We are committed to making it a safe and rewarding experience.

Cordially,


/s/ George M. Yeager
George M. Yeager

                        U.S. Global Leaders Growth Fund
                       Value of $10,000 vs. S&P 500 Index

                                    US Global      S&P 500 Index
                                    ---------      -------------

                   29-Sep-95          10,000          10,000

                   31-Dec-95          10,673          10,599
                   31-Mar-96          11,313          11,169
                   30-Jun-96          12,083          11,663
                   30-Sep-96          13,004          12,028
                   31-Dec-96          13,143          13,035
                   31-Mar-97          13,638          13,383
                   30-Jun-97          16,469          15,712

                      Annual Average Total Return Periods
                              Ended June 30, 1997

                  1 Year ............................... 36.29%
                  Cumulative Since Inception
                     (9/29/95) ......................... 64.69%
                  Annualized Total Return .............. 32.91%

           Past performance is not predictive of future performance.

"Patience is the companion of wisdom."           St. Augustine

                                  =============
                        U.S. GLOBAL LEADERS GROWTH FUND
                                  -------------

SCHEDULE OF INVESTMENTS
at June 30, 1997
----------------------------------------------------------------------------
   Shares   COMMON STOCKS: 96.8%                             Market Value
----------------------------------------------------------------------------
            Beverages: 3.1%
   12,300   Coca-Cola Company.............................     $  830,250
                                                               ----------

            Business and Information Services: 11.1%
   22,200   Automatic Data Processing, Inc................      1,043,400
   23,000   First Data Corp...............................      1,010,563
   19,800   Robert Half International*....................        931,837
                                                               ----------
                                                                2,985,800
                                                               ----------
            Computer Software: 3.3%
    6,900   Microsoft Corp.*..............................        871,988
                                                               ----------

            Consumer Services: 5.0%
   51,800   CUC International, Inc.*......................      1,337,087
                                                               ----------

            Drug Delivery Systems: 3.1%
   29,000   Alza Corp.*...................................        841,000
                                                               ----------

            Entertainment and Lodging: 6.8%
   22,600   Marriott International, Inc...................      1,387,075
    5,550   Walt Disney Company...........................        445,388
                                                               ----------
                                                                1,832,463
                                                               ----------
            Financial Services: 4.2%
   24,400   State Street Boston Corp......................      1,128,500
                                                               ----------

            Foods: 2.6%
   10,600   William Wrigley, Jr., Company.................        710,200
                                                               ----------

            Food Services: 5.5%
   30,300   McDonald's Corp...............................      1,463,868
                                                               ----------

            Health Products: 8.1%
   17,000   Abbott Laboratories...........................      1,134,750
   16,300   Johnson & Johnson.............................      1,049,313
                                                               ----------
                                                                2,184,063
                                                               ----------
            Household Products: 7.1%
   17,000   Colgate-Palmolive Company.....................      1,109,250
    5,600   Procter & Gamble Company......................        791,000
                                                               ----------
                                                                1,900,250
                                                               ----------

                                  =============
                        U.S. GLOBAL LEADERS GROWTH FUND
                                  -------------

SCHEDULE OF INVESTMENTS
at June 30, 1997, Continued
----------------------------------------------------------------------------
   Shares                                                    Market Value
----------------------------------------------------------------------------
            Insurance: 4.3%
    7,800   American International Group, Inc.............    $ 1,165,125
                                                              -----------

            Mass Merchandising: 6.6%
   51,850   Wal-Mart Stores, Inc..........................      1,753,178
                                                              -----------

            Oil Services: 3.3%
    7,000   Schlumberger Ltd..............................        875,000
                                                              -----------

            Pharmaceuticals: 9.1%
    8,700   Merck & Company, Inc..........................        900,450
   12,900   Pfizer, Inc...................................      1,541,550
                                                              -----------
                                                                2,442,000
                                                              -----------
            Specialty Retail: 10.3%
   22,500   Home Depot, Inc...............................      1,551,093
   26,300   Tiffany & Company.............................      1,214,731
                                                              -----------
                                                                2,765,824
                                                              -----------

            Toiletries: 3.3%
    9,446   Gillette Company..............................        895,009
                                                              -----------

            Total Common Stocks (cost $19,707,825)........     25,981,605
                                                              -----------

Principal
Amount      REPURCHASE AGREEMENT: 0.7%
-------------------------------------------------------------------------
 $194,000   Star Bank Repurchase Agreement, 5.25%,
            dated 6/30/1997, due 7/1/1997, collateralized
            by $195,000 GNMA, 6.50%, due 2/20/2024
            (proceeds $194,028) (cost $194,000)...........        194,000
                                                              -----------

            Total Investment in Securities
              (cost $19,901,825+): 97.5%..................     26,175,605
            Other Assets less Liabilities: 2.5%...........        676,534
                                                              -----------
            Total Net Assets: 100.0%......................    $26,852,139
                                                              ===========
*Non-income producing security.

                                  =============
                        U.S. GLOBAL LEADERS GROWTH FUND
                                  -------------

SCHEDULE OF INVESTMENTS
at June 30, 1997, Continued
--------------------------------------------------------------------------------
                                                              Market Value
--------------------------------------------------------------------------------
+ At June 30, 1997, the cost of securities for Federal tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation of securities were as follows:

            Gross unrealized appreciation.................    $ 6,292,198
            Gross unrealized depreciation.................        (18,418)
                                                              -----------
                  Net unrealized appreciation.............    $ 6,273,780
                                                              ===========

See accompanying Notes to Financial Statements.

                                  =============
                        U.S. GLOBAL LEADERS GROWTH FUND
                                  -------------

STATEMENT OF ASSETS AND LIABILITIES
at June 30, 1997
----------------------------------------------------------------------------
ASSETS
   Investments in securities, at value
      (cost $19,901,825) .................................    $26,175,605
   Cash...................................................            905
   Receivables:
      Fund shares sold....................................        810,965
      Dividends and interest receivable...................         18,476
   Prepaid expenses.......................................          6,344
                                                              -----------
         Total assets ....................................     27,012,295
                                                              -----------

LIABILITIES
   Payables:
      Advisory fee........................................          7,333
      Administration fee..................................          1,832
      Securities purchased................................        131,346
   Accrued expenses.......................................         19,645
                                                              -----------
         Total liabilities................................        160,156
                                                              -----------

NET ASSETS ...............................................    $26,852,139
                                                              ===========

Net asset value,  offering  and  redemption  price  per
   share  ($26,852,139/1,648,149   shares  outstanding;
   unlimited  number of shares  authorized  without par
   value).................................................         $16.29
                                                                   ======

COMPONENTS OF NET ASSETS
   Paid-in capital .......................................    $20,753,177
   Accumulated net investment loss........................        (60,534)
   Accumulated net realized loss on investments...........       (114,284)
   Net unrealized appreciation on investments.............      6,273,780
                                                              -----------
      Net assets .........................................    $26,852,139
                                                              ===========

See accompanying Notes to Financial Statements.

                                  =============
                        U.S. GLOBAL LEADERS GROWTH FUND
                                  -------------

STATEMENT OF OPERATIONS
For the Year Ended June 30, 1997
----------------------------------------------------------------------------
INVESTMENT INCOME
   Income
      Dividends...........................................     $  149,583
      Interest............................................         11,508
                                                               ----------
         Total income.....................................        161,091
                                                               ----------
   Expenses
      Advisory fees ......................................        148,503
      Administration fee..................................         27,423
      Custodian and accounting fees.......................         25,637
      Transfer agent fees.................................         17,480
      Audit fees..........................................         17,685
      Trustees' fees......................................          6,032
      Registration fees...................................         16,251
      Miscellaneous fees..................................          8,405
      Legal fees..........................................          5,858
      Reports to shareholders.............................          5,719
                                                               ----------
         Total expenses...................................        278,993
         Less, expenses reimbursed........................        (59,209)
                                                               ----------
         Net expenses.....................................        219,784
                                                               ----------
         Net investment loss .............................        (58,693)
                                                               ----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
   Net realized loss from security transactions ..........        (15,039)
   Net change in unrealized appreciation on
     investments .........................................      5,281,680
                                                               ----------
      Net realized and unrealized gain on investments ....      5,266,641
                                                               ----------
         Net Increase in Net Assets Resulting from
           Operations ....................................     $5,207,948
                                                               ==========

See accompanying Notes to Financial Statements.

                                  =============
                        U.S. GLOBAL LEADERS GROWTH FUND
                                  -------------

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
                                                Year      September 29, 1995*
                                                Ended          through
                                            June 30, 1997   June 30, 1996
-----------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM:

OPERATIONS
Net investment loss......................    $   (58,693)    $     (430)
Net realized (loss) gain from security
  transactions ..........................        (15,039)         4,980
Net change in unrealized appreciation
  on investments.........................      5,281,680        992,100
                                             -----------     ----------
   Net increase in net assets resulting
     from operations ....................      5,207,948        996,650
                                             -----------     ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income....................            -0-         (1,411)
Net realized gain from security
  transactions...........................       (104,225)           -0-
                                             -----------     ----------
   Total dividends and distributions ....       (104,225)        (1,411)
                                             -----------     ----------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
  net change in outstanding shares (a)...     12,727,973      8,025,204
                                             -----------     ----------
   Total increase in net assets .........     17,831,696      9,020,443

NET ASSETS
Beginning of period .....................      9,020,443            -0-
                                             -----------     ----------
End of period (including accumulated
  net investment loss of $60,534 and
  $1,841, respectively).................     $26,852,139     $9,020,443
                                             ===========     ==========

(a) A summary of capital shares transactions is as follows:

                              Year                September 29, 1995*
                              Ended                     through
                          June 30, 1997              June 30, 1996
                       ---------------------    ----------------------
                       Shares      Value        Shares         Value
                       -------   -----------    -------     ----------
Shares sold.........   965,711   $13,651,352    747,451     $8,034,111
Shares issued in
  reinvestment of
   distributions....     8,208       103,752        132          1,411
Shares redeemed.....   (72,466)   (1,027,131)      (887)       (10,318)
                       -------   -----------    -------     ----------
Net increase .......   901,453   $12,727,973    746,696     $8,025,204
                       =======   ===========    =======     ==========

*Commencement of operations.

See accompanying Notes to Financial Statements.

                                  =============
                        U.S. GLOBAL LEADERS GROWTH FUND
                                  -------------

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
----------------------------------------------------------------------------
                                              Year       September 29, 1995*
                                             Ended              through
                                          June 30, 1997     June 30, 1996
----------------------------------------------------------------------------

Net asset value, beginning of period ....    $12.08            $10.00
                                             ------            ------
Income from investment operations:
   Net investment (loss) income .........      (.04)              .01
   Net realized and unrealized gain on
      investments .......................      4.39              2.08
                                             ------            ------
Total from investment operations.........      4.35              2.09
                                             ------            ------
Less distributions:
   Dividends from net investment
      income.............................       -0-              (.01)
   Distributions from net
      realized gain......................      (.14)              -0-
                                             ------            ------
         Total distributions.............      (.14)             (.01)
                                             ------            ------

Net asset value, end of period ..........    $16.29            $12.08
                                             ======            ======
Total return ............................     36.29%            20.83%++

Ratios/supplemental data:
Net assets, end of period (millions).....   $ 26.9             $ 9.0
Ratio of expenses to average net assets:
   Before expense reimbursement .........      1.87%             2.55%+
   After expense reimbursement...........      1.48%             1.48%+
Ratio of net investment loss to average
   net assets:
   Before expense reimbursement .........      (.79)%           (1.08)%+
   After expense reimbursement ..........      (.39)%           (0.01)%+
Portfolio turnover rate .................     21.49%             4.91%
Average commission rate paid per
   share.................................     $.0688            $.0700

*Commencement of operations.

+Annualized.

++Not Annualized.

See accompanying Notes to Financial Statements.

                                  =============
                        U.S. GLOBAL LEADERS GROWTH FUND
                                  -------------

NOTES TO FINANCIAL STATEMENTS at June 30, 1997
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

      The U.S. Global Leaders Growth Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of United States companies that have substantial international activities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.
      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

                  U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted

                                  =============
                        U.S. GLOBAL LEADERS GROWTH FUND
                                  -------------

NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------
           for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY
            TRANSACTIONS

      For the year ended June 30, 1997, Yeager, Wood & Marshall, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended June 30, 1997, the Fund incurred $148,503 in advisory fees.

      The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total expenses to not more than 1.48% of average net assets annually. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The expense reimbursement by the Advisor for the year ended June 30, 1997 totaled $59,209, and the cumulative unrecouped amount paid by the Advisor from the Fund's inception through June 30, 1997 totalled $102,784.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $15 million        $30,000
      $15 to $50 million       0.20% of average net assets
      $50 to $100 million      0.15% of average net assets
      $100 to $150 million     0.10% of average net assets
      Over $150 million        0.05% of average net assets

                                  =============
                        U.S. GLOBAL LEADERS GROWTH FUND
                                  -------------

NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------
      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities, other than U.S. Government obligations and short-term investments, for the year ended June 30, 1997 were $14,960,383 and $3,205,519, respectively.

                                  =============
                        U.S. GLOBAL LEADERS GROWTH FUND
                                  -------------

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
      U.S. Global Leaders Growth Fund and
the Board of Trustees of
      Professionally Managed Portfolios

      We have audited the accompanying statement of assets and liabilities of U.S. Global Leaders Growth Fund (the "Fund"), a series of Professionally Managed Portfolios, including the schedule of investments, as of June 30, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 29, 1995 (commencement of operations) to June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Global Leaders Growth Fund as of June 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from September 29, 1995 (commencement of operations) to June 30, 1996, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Los Angeles, California
July 30, 1997

                      [This page intentionally left blank.]

                                     ADVISOR

                      Yeager, Wood & Marshall, Incorporated
                                630 Fifth Avenue
                            New York, New York 10111
                                 (212) 765-5350

                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                    CUSTODIAN

                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                  TRANSFER AND
                                    DIVIDEND
                                DISBURSING AGENT

                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                                    AUDITORS

                                Ernst & Young LLP
                             515 South Flower Street
                          Los Angeles, California 90071

                                  LEGAL COUNSEL

                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                                       US
                                     GLOBAL
                                    LEADERS
                                     -----
                                     GROWTH
                                      FUND














                                 Annual Report

                                 June 30, 1997